UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 28, 2023
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As discussed on our second quarter fiscal 2023 earnings call, effective in the third quarter of our fiscal year 2023, John Wiley & Sons (the “Company”) has realigned its segments to better align with its specific customer groups – universities and learners ("Academic") and corporations and workers ("Talent"). Our new segment reporting structure will consist of three reportable segments which includes Research, Academic, and Talent, as well as a Corporate expense category, which includes certain costs that are not allocated to the reportable segments.

a.Research, includes Research Publishing and Research Solutions. No changes were made as a result of this realignment.
b.Academic, includes the Academic Publishing and University Services lines. Academic Publishing is the combination of the former Education Publishing line and professional publishing offerings.
c.Talent, is the combination of the former Talent Development line, and our corporate training and corporate learning offerings.

As a result of the realignment, we have revised our segment presentation for fiscal years 2021 and 2022, quarterly financial results for fiscal year 2022, and the first two quarters of fiscal year 2023. There were no changes to our consolidated financial results. The revisions do not represent a restatement of previously issued financial statements. See Exhibit 99.1 for our revised segment presentations.

The information in Item 7.01, including the exhibits hereto, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report are incorporated by reference).

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No. Description

99.1    John Wiley & Sons, Inc. Revised Segment Results
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Brian A. Napack
Brian A. Napack
President and Chief Executive Officer

By	/s/ Christina Van Tassell
Christina Van Tassell
Executive Vice President and Chief Financial Officer

Dated: February 28, 2023